SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                ____________________________________________________

                                  FORM 8-K
                               CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1933

                             December 22, 2004
                 Date of Report (Date of earliest event reported)
                ____________________________________________________

                              TERRA TREMA, INC.
               (Exact name of registrant as specified in its charter)


                                814-00688
                           (Commission File No.)

                                  Nevada
               (State or other jurisdiction of incorporation)

                                88-0492268
                    (IRS Employer Identification Number)

2002-A Guadalupe St. Suite 200
      Austin, TX     					  78705
(Address of principal executive offices)       (ZIP Code)

                             (866) 514-4087
                (Telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_____________________________________________________________





Section 8  OTHER EVENTS.

Item 8.01. Other Events.   Terra Trema, Inc. (the Company), is a publicly
reporting Nevada corporation formed in April 2000 with its principal offices and operations center in Austin, Texas. The Company has recently filed a notification under Form N54a with the U.S. Securities and Exchange Commission, (the SEC) indicating its election to be regulated as a business development company under the Investment Company Act of 1940 (the ?1940 Act?). In connection with this election, the Company has adopted corporate resolutions and intends to operate as a closed-end management investment company as such a business development company (a BDC). We disclose the following information which is a material departure from our prior business plan.

INVESTMENT STRATEGY

We have conducted limited operations to date. Under this recent election, we have been organized to provide investors with the opportunity to participate, with a modest amount in venture capital, in investments that are generally not available to the public and that typically require substantially larger financial commitments. In addition, we will provide professional management and administration that might otherwise be unavailable to investors if they were to engage directly in venture capital investing. We have decided to be regulated as a business development company under the 1940 Act, and will operate as a non-diversified company as that term is defined in
Section 5(b)(2) of the 1940 Act.  We will, at all times, conduct our
business so as to retain our status as a BDC.   We may not change the nature
of our business so as to cease to be, or withdraw our election as, a BDC without the approval of the holders of a majority of our outstanding voting stock as defined under the 1940 Act.

As a business development company, we are required to invest at least 70% of our total assets in qualifying assets, which, generally, are securities of private companies or securities of public companies whose securities are not eligible for purchase on margin (which includes many companies with thinly traded securities that are quoted in the pink sheets or the NASD Electronic
Quotation Service.)   We must also offer to provide significant managerial
assistance to these portfolio companies.   Qualifying assets may also
include:

*	cash,
*	cash equivalents,
*	U.S. Government securities, or
*	high-quality debt investments maturing in one year or less from the date of investment.

We may invest a portion of the remaining 30% of our total assets in debt and/or equity securities of companies that may be larger or more stabilized than target portfolio companies.

Nature of a BDC

The 1940 Act defines a BDC as a closed-end management investment company that provides small businesses that qualify as an eligible portfolio company with investment capital and also significant managerial assistance. A BDC is required under the 1940 Act to invest at least 70% of its total assets in qualifying assets consisting of eligible portfolio companies as defined in the 1940 Act and certain other assets including cash and cash equivalents.

An eligible portfolio company generally is a United States company that is not an investment company and that:

*	does not have a class of securities registered on an exchange or included in the Federal Reserve Board's over-the-counter margin list;
*	is actively controlled by a BDC and has an affiliate of a BDC on its board of directors; or
*	meets such other criteria as may be established by the SEC.

Control under the 1940 Act is presumed to exist where a BDC owns more than 25% of the outstanding voting securities of the eligible portfolio company. We may or may not control our portfolio companies.An example of an eligible portfolio company is a new start up company or a privately owned company that has not yet gone public by selling its shares in the open market and has not applied for having its shares listed on a nationally recognized exchange such as the NYSE the American Stock Exchange, National Association of Securities
Dealers' Automated Quotation System, or the National Market System. An eligible portfolio company can also be one which is subject to filing, has filed, or has recently emerged from reorganization protection under Chapter 11 of the Bankruptcy Act.

A BDC may invest the remaining 30% of its total assets in non-qualifying assets, including companies that are not eligible portfolio companies. The foregoing percentages will be determined, in the case of financings in which a BDC commits to provide financing prior to funding the commitment, by the amount of the BDC's total assets represented by the value of the maximum amount of securities to be issued by the borrower or lessee to the BDC pursuant to
such commitment.   As a BDC, we must invest at least 70% of our total assets in qualifying assets but may invest more in such qualifying assets.


Primary Strategy

We will have significant relative flexibility in selecting and structuring our investments. We will not be subject to many of the regulatory limitations that
govern traditional lending institutions such as banks.   We will seek to
structure our investments so as to take into account the uncertain and
potentially variable financial performance of our portfolio companies.   This
should enable our portfolio companies to retain access to committed capital at different stages in their development and eliminate some of the uncertainty
surrounding their capital allocation decisions.   We will calculate rates of
return on invested capital based on a combination of up-front commitment fees, current and deferred interest rates and residual values, which may take the form of common stock, warrants, equity appreciation rights or future contract
payments.   We believe that this flexible approach to structuring
investments will facilitate positive, long-term relationships with our portfolio companies and enable us to become a preferred source of capital to
them.   We also believe our approach should enable debt financing to develop into a viable alternative capital source for funding the growth of target companies that wish to avoid the dilutive effects of equity financings for existing equity holders.

Longer Investment Horizon - We will not be subject to periodic capital return
requirements.   These requirements, which are standard for most private equity and venture capital funds, typically require that these funds return to investors the initial capital investment after a pre-agreed time, together with
any capital gains on such capital investment.   These provisions often force
such funds to seek the return of their investments in portfolio companies through mergers, public equity offerings or other liquidity events more quickly than they otherwise might, which can result in a lower overall return to investors and adversely affect the ultimate viability of the affected portfolio companies. Because we may invest in the same portfolio companies as these funds, we are subject to these risks if these funds demand a return on their investments in the portfolio companies. We believe that our flexibility to take a longer-term view should help us to maximize returns on our invested capital while still meeting the needs of our portfolio companies.

Established Deal Sourcing Network. We believe that, through our management and directors, we have solid contacts and sources from which to generate investment opportunities. These contacts and sources include:

*	public and private companies,
*	investment bankers,
*	attorneys,
*	accountants,
*	consultants, and
*	commercial bankers.

However, we cannot assure you that such relationships will lead to the origination of debt or other investments.

Investment Criteria

As a matter of policy, we will not purchase or sell real estate or interests in real estate or real estate investment trusts except that we may:

*	purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral;
*	own the securities of companies that are in the business of buying, selling or developing real estate; or
*	finance the purchase of real estate by our portfolio companies.

We will limit our investments in more traditional securities (stock and debt instruments) and will not, as a matter of policy:

*	sell securities short except with regard to managing the risks associated with publicly-traded securities issued by our portfolio companies; or
*	Purchase securities on margin (except to the extent that we may purchase securities with borrowed money); or
*	engage in the purchase or sale of commodities or commodity contracts, including futures contracts except where necessary in working out distressed loans or similar investment situations or in hedging the risks associated with interest rate fluctuations, and, in such cases, only after all necessary registrations or exemptions from registration with the Commodity Futures Trading Commission have been obtained.

Prospective Portfolio Company Characteristics - We have identified several criteria that we believe will prove important in seeking our investment
objective with respect to target companies.   These criteria will provide
general guidelines for our investment decisions; however, we caution readers that not all of these criteria will be met by each prospective portfolio company in which we choose to invest.

Experienced Management.  We will generally require that our portfolio
companies have an experienced president or management team.   We will
also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests. We intend to provide assistance in this area either supervising management or providing management for our portfolio companies.

Products or Services. We will seek companies that are involved in products or services that do not require significant additional capital or research
expenditures.   In general, we will seek target companies that make
innovative use of proven technologies or methods.

Proprietary Advantage. We expect to favor companies that can demonstrate some kind of proprietary sustainable advantage with respect to their competition. Proprietary advantages include, but are not limited to:

*	patents or trade secrets with respect to owning or manufacturing its products, and
*	a demonstrable and sustainable marketing advantage over its competition

Marketing strategies impose unusual burdens on management to be continuously ahead of its competition, either through some kind of technological advantage or by being continuously more creative than its competition.

Profitable or Nearly Profitable Operations Based on Cash Flow from Operations. We will focus on target companies that are profitable or nearly profitable on an operating cash flow basis. Typically, we would not expect to invest in start-up companies unless there is a clear exit strategy in place.

Potential for Future Growth. We will generally require that a prospective target company, in addition to generating sufficient cash flow to cover its operating costs and service its debt, demonstrate an ability to increase its
revenues and operating cash flow over time.   The anticipated growth rate of a
prospective target company will be a key factor in determining the value that we ascribe to any warrants or other equity securities that we may acquire in connection with an investment in debt securities.

Exit Strategy. Prior to making an investment in a portfolio company, we will analyze the potential for that company to increase the liquidity of its common equity through a future event that would enable us to realize
appreciation, if any, in the value of our equity interest.   Liquidity events
may include:

*	an initial public offering,
*	a private sale of our equity interest to a third party,
*	a merger or an acquisition of the portfolio company, or
*	a purchase of our equity position by the portfolio company or one of its stockholders.

We may acquire warrants to purchase equity securities and/or convertible preferred stock of the eligible portfolio companies in connection with
providing financing.   The terms of the warrants, including the expiration
date, exercise price and terms of the equity security for which the warrant may be exercised, will be negotiated individually with each eligible portfolio company, and will likely be affected by the price and terms of securities issued by the eligible portfolio company to other venture
capitalists and other holders.   We anticipate that most warrants will be for
a term of five to ten years, and will have an exercise price based upon the price at which the eligible portfolio company most recently issued equity securities or, if a new equity offering is imminent, the proposed offering price of the equity securities. The equity securities for which the warrant will be exercised generally will be common stock, of which there may be one or more classes, or convertible preferred stock. Substantially all the warrants and underlying equity securities will be restricted securities under
the 1933 Act at the time of the issuance.   We will generally negotiate for
registration rights with the issuer that may provide:

*	?piggyback" registration rights, which will permit us under certain circumstances, to include some or all of the securities owned by us in a registration statement filed by the eligible portfolio company, or
*	in certain circumstances, "demand" registration rights permitting us, under certain circumstances, to require the eligible portfolio company to register the securities under the 1933 Act, in some cases at our expense.

We will generally negotiate net issuance provisions in the warrants, which will allow us to receive upon exercise of the warrant without payment of any cash a net amount of shares determined by the increase in the value of the issuer's stock above the exercise price stated in the warrant.

Liquidation Value of Assets - Although we do not intend to operate as an asset-based lender, the prospective liquidation value of the assets, if any, collateralizing any debt securities that we hold will be an important factor in
our credit analysis.   We will emphasize both tangible assets, such as:

*	accounts receivable,
*	inventory, and
*	equipment,

and intangible assets, such as:

*	intellectual property,
*	customer lists,
*	networks, and
*	databases.

Investment Process

Due Diligence - If a target company generally meets the characteristics described above, we will perform initial due diligence, including:

*	company and technology assessments,
*	existing management team,
*	market analysis,
*	competitive analysis,
*	evaluation of management, risk analysis and transaction size,
*	pricing, and
*	structure analysis.

Much of this work will be done by management and professionals who are well known by management. The criteria delineated above provide general parameters for our investment decisions. We intend to pursue an investment strategy by further imposing such criteria and reviews that best insures the value of our investments. As unique circumstances may arise or be uncovered, not all of such criteria will be followed in each instance but the process provides a guideline by which investments can be prudently made and managed. Upon successful completion of the preliminary evaluation, we will decide whether to deliver a non-binding letter of intent and move forward towards the completion of a transaction.

In our review of the management team, we look at the following:

*	Interviews with management and significant shareholders, including any financial or strategic sponsor;
*	Review of financing history;
*	Review of management's track record with respect to:

           o	product development and marketing,
           o	mergers and acquisitions,
           o	alliances,
           o	collaborations,
           o	research and development outsourcing and other strategic
                  activities;

*	Assessment of competition; and
*	Review of exit strategies.

In our review of the financial conditions, we look at the following:

*	Evaluation of future financing needs and plans;
*	Detailed analysis of financial performance;
*	Development of pro forma financial projections; and
*	Review of assets and liabilities, including contingent liabilities, if any, and legal and regulatory risks.

In our review of the products and services of the portfolio company, we look at the following:

*	Evaluation of intellectual property position;
*	Review of existing customer or similar agreements and arrangements;
*	Analysis of core technology;
*	Assessment of collaborations;
*	Review of sales and marketing procedures; and
*	Assessment of market and growth potential.

Upon completion of these analyses, we will conduct on-site visits with the target company's management team. Also, in cases in which a target company is at a mature stage of development and if other matters exist that warrant such an evaluation, we will obtain an independent appraisal of the target company.

Ongoing Relationships with Portfolio Companies

Monitoring. We will continuously monitor our portfolio companies in order to determine whether they are meeting our financing criteria and their respective
business plans.   We may decline to make additional investments in portfolio
companies that do not continue to meet our financing criteria.   However, we
may choose to make additional investments in portfolio companies that do not do so, but we believe that we will nevertheless perform well in the future.

We will monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. Our management team and consulting professionals, who are well known by our management team, will closely monitor the status and performance of each individual company on at least a quarterly and, in some cases, a monthly basis.

We will use several methods of evaluating and monitoring the performance and fair value of our debt and equity positions, including but not limited to the following:

*	Assessment of business development success, including product development, financings, profitability and the portfolio company's overall adherence to its business plan;
*	Periodic and regular contact with portfolio company management to discuss financial position, requirements and accomplishments;
*	Periodic and regular formal update interviews with portfolio company management and, if appropriate, the financial or strategic sponsor;
*	Attendance at and participation in board meetings;
*	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

Managerial Assistance - As a business development company, we will offer, and in many cases may provide, significant managerial assistance to our portfolio
companies.   This assistance will typically involve:

*	monitoring the operations of our portfolio companies,
*	participating in their board and management meetings,
*	consulting with and advising their officers, and
*	providing other organizational and financial guidance.


Diversification

As a BDC, we must invest at least 70% of our total assets in qualifying assets consisting of investments in eligible portfolio companies and certain other
assets including cash and cash equivalents.   In order to receive favorable
pass-through tax treatment on any distributions to our shareholders, we intend to diversify our pool of investments in such a manner so as to qualify
as a diversified closed end management investment company.   However, because
of the limited size of the funding which is likely to be available to us, we will likely be classified as a non-diversified closed end investment company under the 1940 Act. Until we qualify as a registered investment company, we will not be subject to the diversification requirements applicable to RICs
under the Internal Revenue Code.   Therefore, we will not receive favorable
pass through tax treatment on distributions to our shareholders.   In the
future, we will seek to increase the diversification of our portfolio so as to make it possible to meet the RIC diversification requirements, as described
below.   We cannot assure you, however, that we will ever be able to meet those requirements.

To qualify as a RIC, we must meet the issuer diversification standards under the Internal Revenue Code that require that, at the close of each quarter of our taxable year,

*	not more than 25% of the market value of our total assets is invested in the securities of a single issuer, and
*	at least 50% of the market value of our total assets is represented by cash, cash items, government securities, securities of other RICs, and other securities.

Each investment in these other securities is limited so that not more than 5% of the market value of our total assets is invested in the securities of a single issuer and we do not own more than 10% of the outstanding voting
securities of a single issuer.   For purposes of the diversification
requirements under the Internal Revenue Code, the percentage of our total assets invested in securities of a portfolio company will be deemed to refer, in the case of financings in which we commit to provide financing prior to funding the commitment, to the amount of our total assets represented by the value of the securities issued by the eligible portfolio company to us at the time each portion of the commitment is funded.

Investment Amounts

The amount of funds committed to a portfolio company and the ownership percentage received will vary depending on the maturity of the portfolio company, the quality and completeness of the portfolio company's management team, the perceived business opportunity, the capital required compared to
existing capital, and the potential return.   Although investment amounts
will vary considerably, we expect that the average investment, including follow-on investments, will be between $25,000 and $500,000.

Competition

Our primary competitors to provide financing to target companies will include private equity and venture capital funds, other equity and non-equity based investment funds and investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of these entities have substantially
greater financial and managerial resources than we will have.   We believe
that our competitive advantage with regard to quality target companies relates to our ability to negotiate flexible terms and to complete our review process
on a timely basis.   We cannot assure you that we will be successful in
implementing our strategies.

THE COMPANY AND ITS STRUCTURE

The Board of Directors and its Committees

The Board of Directors is empowered to manage and oversee the operations of a
BDC.    As such, these decisions will be paid according to guidelines adopted for that purpose. All directors will be reimbursed by the Company for any expenses incurred in attending directors' meetings provided that the Company has the resources to pay these fees. The Company intends to apply for officers and directors liability insurance at such time that it has the resources to do so. The Company will maintain whatever insurance and surety bonds as are necessary when holding physical certificates and other assets in possession.

Audit Committee

An Audit Committee charter has been accepted and under the independent directorship control of a majority of independent directors. The audit committee will review the results and scope of the audit and other services provided by the independent auditors and review and evaluate the system of
internal controls.   The audit committee will assist in determining the
carrying values of portfolio investments.

Investment Committee

An Investment Committee charter and policy has been approved by, and is under the directorship control of, a majority of independent directors. The function of the charter and the committee will be to review and approve all investments in excess of $25,000 and assist in determining the carrying values of portfolio investments.

Compensation Committee

A Compensation Committee charter and policy has been approved by, and is under the directorship of, a majority of independent directors. The purpose of the compensation committee will be to manage the stock option plan and review and recommend compensation arrangements for the officers.

Nominating Committee

A Nominating Committee charter has been accepted and is under the independent directorship control of a majority of independent directors. The primary role of the Nominating Committee is to actively seek individuals qualified to become members of the board of directors, while ensuring that proper evaluations and performances are upheld within the boards of portfolio companies.

Verification of Independent Directors

A resolution has been adopted and a policy for determination of Directors independence has been established. Our independent directors have proclaimed and established themselves as independent via the following proclamation as established by the Independence Charter, including:

*	within the last five (5) years, has not received more than $50,000 per year in direct compensation from the Corporation or any of its affiliates other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);
*     within the last five (5) years, has not been affiliated with or employed by any independent audit firm presently acting as auditor of the Corporation or an affiliate of the Corporation or having acted as such an auditor during the previous 5 years;
*	within the past five (5) years, has had no personal service relationships and has not been affiliated with an organization that has had a personal service relationship with the Corporation, or with a member of the Corporation's senior management;
*	within the past (5) years, has not accepted any fee or compensation from the Corporation other than director's fees and compensation;
*	within the last five (5) years, has not had any material business relationship (such as commercial, industrial, consulting, legal, or accounting) with the Corporation for which the Corporation has been required to make disclosure under Regulation S-K of the Securities and Exchange Commission; and;
*	within the past five (5) years, has not been part of an interlocking directorate in which an executive officer of the Corporation serves on the compensation committee or a committee of a similar nature of another company that concurrently employs the director.

Stock Option Plan

There presently is no stock option plan.

Executive Compensation

No officer, director or employee has received any cash compensation to date, and no director, officer or employee has a contract or commitment to receive
annual compensation in excess of $100,000.   Each officer will be paid a
negotiated percentage of profits for the events that they arrange.   No officer
will receive any other compensation from us unless approved by the independent Compensation Committee.

Conflicts of Interest

None of our key personnel is required to commit full time to our affairs and, accordingly, these individuals may have conflicts of interest in allocating
management time among their various business activities.   In the course of
their other business activities, certain key personnel may become aware of investment and business opportunities which may be appropriate for presentation to us, as well as the other entities with which they are affiliated. As such, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

Each officer and director is, so long as he is officer or director subject to the restriction that all opportunities contemplated by our plan of operation that come to his attention, either in the performance of his duties or in any other manner, will be considered opportunities of, and be made available to us and
the companies that he is affiliated with on an equal basis.   A breach of this
requirement will be a breach of the fiduciary duties of the officer or
director.   If we, or the companies to which the officer or director is affiliated, desire to take advantage of an opportunity, then the applicable officer or director would abstain from negotiating and voting upon the
opportunity.    However, to the extent permitted under the 1940 Act, the
officer or director may take advantage of opportunities if we should decline
to do so.   Except as set forth above, we have not adopted any other
conflict of interest policy in connection with these types of transactions.

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal
securities transactions.   Personnel subject to each code may invest in
securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements.

Employees

As of December 15, 2004, we had 0 employees. Various aspects of due diligence of prospective portfolio companies and monitoring the activities of portfolio companies will be subcontracted to consultants. The Company may require additional employees in the areas of administration, sales and marketing, etc. in the future and as additional portfolio companies are added. There is intense competition for capable, experienced personnel and there is no assurance the Company will be able to obtain new qualified employees when required. The Company believes its relations with its prospective consultants and employees are good.


FINANCIAL AND OTHER INFORMATION

Other Regulatory Matters

We are a business development company under the 1940 Act.   The 1940 Act
contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, including any investment advisers or sub-advisers, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than interested persons, as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately
after each such issuance.   In addition, while any senior securities remain
outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or
repurchase.   We may also borrow amounts up to 5% of the value of our total
assets for temporary or emergency purposes.   Regulations governing our
operation as a BDC will affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

No new pronouncement issued by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or the Securities and Exchange Commission is expected to have a material impact on the Company's financial position or reported results of operations.

Determination of Net Asset Value

The net asset value per share of our outstanding shares of common stock will be determined quarterly, as soon as practicable after, and as of the end of, each calendar quarter, by dividing the value of total assets minus total liabilities by the number of shares outstanding at the date as of which such determination is made.

In calculating the value of our total assets, we will value securities that are publicly traded at the closing price on the valuation date for exchange traded and NASDAQ listed securities or the average of the bid and asked prices for
other securities.   Debt and equity securities that are not publicly traded
will be valued at fair value as determined in good faith by a valuation committee of our board of directors based on the recommendation by our investment adviser and under valuation guidelines adopted by our board of directors, and then approved by our entire board of directors. Initially, the fair value of these securities will be their original cost. Debt securities valued at cost would be revalued for significant events affecting the issuer's performance and equity securities valued at cost would be revalued if significant developments or other factors affecting the investment provide a basis for valuing the security at a price other than cost, such as

*	results of subsequent financing,
*	the availability of market quotations,
*	the portfolio company's operations and
*	changes in market conditions.

For warrants, our cost usually will be a nominal amount, such as $.01 per
share.   Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost. Debt securities which are publicly traded will be valued by using market quotations obtained from pricing
services or dealers.   Our valuation guidelines will be subject to periodic
review by our board of directors and may be revised in light of our experience, regulatory developments or otherwise.

Determination of fair values involves subjective judgment and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a)

Financial Statements of Business Acquired

None.

(b)

Pro Forma Financial Statements

None

(c)

Exhibits

None

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Austin, Texas, on the 22nd day of December 2004.

Terra Trema, Inc.

By: ___/s/ Alan Lomax_____
    Alan Lomax, Chief Executive Officer

 EXHIBIT INDEX

Exhibits

None.